MAY 7, 2019

SUPPLEMENT TO

hartford SCHRODERS securitized income fund

PROSPECTUS DATED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus. This Supplement supersedes the information provided in the supplement dated March 21, 2019.

1.	Effectively immediately, the sub-section entitled “Class SDR Shares” under the heading “Classes of Shares – Investor Requirements” in the above referenced Statutory Prospectus is deleted in its entirety and replaced with the following:

Class SDR Shares. SDR shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. SDR shares are also available for purchase by health savings plans and health savings accounts. SDR shares are also available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders and its affiliates without minimum investment amounts. The minimum initial investment in the Fund for SDR shares is $5,000,000 and there is no minimum for additional purchases of SDR shares of the Fund. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within the Fund or across SDR shares of the Fund and other Hartford Funds. Notwithstanding the preceding, there is no minimum initial investment for the following types of plans or accounts held through plan level or omnibus accounts on the books of the Fund: 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans and health savings accounts. With respect to Class SDR shares, neither the Fund, nor the Distributor, nor any affiliates of the Distributor pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary except for a legacy arrangement with an affiliate of SIMNA (Please see “Distribution Support Provided By SFA” for more information). In certain instances, the Investment Manager and/or its affiliates may make payments to financial intermediaries that are not based on assets or sales of any particular Fund or share class, or that are in connection with the maintenance of the Fund share class within the financial intermediary’s platform. For more information, please see the section entitled “Payments to Financial Intermediaries and Other Entities.”

2.	Effective March 21, 2019, in the section entitled “Classes of Shares – How Sales Charges are Calculated – Class A Shares,” the table and corresponding footnote are deleted in their entirety and replaced with the following:

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000-$99,999	2.50%	2.56%	2.00%
$100,000-$249,999	2.25%	2.30%	1.75%
$250,000-$499,999	1.75%	1.78%	1.25%
$500,000-$999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%
(1)	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission

3.	Effective immediately, in the section entitled “Prior Performance of the Sub-Adviser,” the Average Annual Total Returns table is deleted in its entirety and replaced with the following:

Schroder Opportunistic Multi-Sector Securitized Composite Performance (1)

Average annual total returns for the periods ended December 31, 2018:

	1 Year	5 Years	10 Years
Schroder Opportunistic Multi-Sector Securitized Composite (Net of Class A expenses and maximum Class A sales charge)	-0.13%	5.08%	8.91%
Schroder Opportunistic Multi-Sector Securitized Composite (Net of Class A expenses but excluding Class A sales charge)	2.96%	5.73%	9.24%
Schroder Opportunistic Multi-Sector Securitized Composite (Gross)	4.41%	7.22%	10.78%
ICE BofAML US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes)	1.75%	2.23%	5.12%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	0.44%	3.05%	8.57%

(1)	This is not the performance of the Fund. As of December 31, 2018, the Schroder Opportunistic Multi-Sector Securitized Composite was composed of 2 fee-paying accounts with aggregate assets of $1.4 billion

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7477	May 2019

May 7, 2019

THE HARTFORD MUTUAL FUNDS II, INC.

SUPPLEMENT TO

HARTFORD SCHRODERS SECURITIZED INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective immediately, the above referenced Statement of Additional Information is revised to correct certain information as follows:

In the section entitled “Distribution Arrangements – How Sales Charges Are Calculated – Class A” the paragraph following the table and corresponding footnote is deleted in its entirety and replaced with the following:

HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. HFD also may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.